STEPSTONE GROUP REPORTS FIRST QUARTER FISCAL YEAR 2026 RESULTS
NEW YORK, August 7, 2025 – StepStone Group Inc. (Nasdaq: STEP), a global private markets investment firm focused on providing customized investment solutions and advisory and data services, today reported results for the quarter ended June 30, 2025. This represents results for the first quarter of the fiscal year ending March 31, 2026. The Board of Directors of the Company has declared a quarterly cash dividend of $0.28 per share of Class A common stock, payable on September 15, 2025, to the holders of record as of the close of business on August 29, 2025.
StepStone issued a full detailed presentation of its first quarter fiscal 2026 results, which can be accessed by visiting the Company’s website at https://shareholders.stepstonegroup.com.
Webcast and Earnings Conference Call
Management will host a webcast and conference call today, Thursday, August 7, 2025, at 5:00 pm ET to discuss the Company’s results for the first quarter of the fiscal year ending March 31, 2026. The webcast will be made available on the Shareholders section of the Company’s website at https://shareholders.stepstonegroup.com. To listen to a live broadcast, go to the site at least 15 minutes prior to the scheduled start time to register. A replay will also be available on the Shareholders section of the Company’s website approximately two hours after the conclusion of the event.
To join as a live participant in the question and answer portion of the call, participants must register at https://register-conf.media-server.com/register/BIe72f22835f61484f8ca1c98088b52c3a. Upon registering you will receive the dial-in number and a PIN to join the call as well as an email confirmation with the details.
About StepStone
StepStone Group Inc. (Nasdaq: STEP) is a global private markets investment firm focused on providing customized investment solutions and advisory and data services to its clients. As of June 30, 2025, StepStone was responsible for approximately $723 billion of total capital, including $199 billion of assets under management. StepStone’s clients include some of the world’s largest public and private defined benefit and defined contribution pension funds, sovereign wealth funds and insurance companies, as well as prominent endowments, foundations, family offices and private wealth clients, which include high-net-worth and mass affluent individuals. StepStone partners with its clients to develop and build private markets portfolios designed to meet their specific objectives across the private equity, infrastructure, private debt and real estate asset classes.

Forward-Looking Statements
Some of the statements in this release may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking. Words such as “anticipate,” “believe,” “continue,” “estimate,” “expect,” “future,” “intend,” “may,” “plan” and “will” and similar expressions identify forward-looking statements. Forward-looking statements reflect management’s current plans, estimates and expectations and are inherently uncertain. The inclusion of any forward-looking information in this release should not be regarded as a representation that the future plans, estimates or expectations contemplated will be achieved. Forward-looking statements are subject to various risks, uncertainties and assumptions. Important factors that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, global and domestic market and business conditions, our successful execution of business and growth strategies, the favorability of the private markets fundraising environment, successful integration of acquired businesses and regulatory factors relevant to our business, as well as assumptions relating to our operations, financial results, financial condition, business prospects, growth strategy and liquidity and the risks and uncertainties described in greater detail under the “Risk Factors” section of our annual report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 23, 2025, and in our subsequent reports filed with the SEC, as such factors may be updated from time to time. We undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.
Non-GAAP Financial Measures
To supplement our consolidated financial statements, which are prepared and presented in accordance with generally accepted accounting principles in the United States (“GAAP”), we use the following non-GAAP financial measures: fee revenues, adjusted revenues, adjusted net income (on both a pre-tax and after-tax basis), adjusted net income per share, adjusted weighted-average shares, fee-related earnings, fee-related earnings margin, gross realized performance fees and performance fee-related earnings. We have provided this non-GAAP financial information, which is not calculated or presented in accordance with GAAP, as information supplemental and in addition to the financial measures presented in this earnings release that are calculated and presented in accordance with GAAP. Such non-GAAP financial measures should not be considered superior to, as a substitute for or alternative to, and should be considered in conjunction with, the GAAP financial measures presented in this earnings release. The presentation of these measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. In addition, the non-GAAP financial measures in this earnings release may not be comparable to similarly titled measures used by other companies in our industry or across different industries. For definitions of these non-GAAP measures and reconciliations to applicable GAAP measures, please see the section titled “Non-GAAP Financial Measures: Definitions and Reconciliations.”

Financial Highlights and Key Business Drivers/Operating Metrics

	Three Months Ended					Percentage Change
(in thousands, except share and per share amounts and where noted)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	vs. FQ1'25
Financial Highlights
GAAP Results
Management and advisory fees, net	$178,015	$184,758	$190,840	$213,401	$211,173	19%
Total revenues	186,401	271,677	339,023	377,729	364,287	95%
Total performance fees	8,386	86,919	148,183	164,328	153,114	na
Net income (loss)	48,045	53,138	(287,163)	13,153	(12,011)	na
Net income (loss) per share of Class A common stock:
Basic	$0.20	$0.26	$(2.61)	$(0.24)	$(0.49)	na
Diluted	$0.20	$0.26	$(2.61)	$(0.24)	$(0.49)	na
Weighted-average shares of Class A common stock:
Basic	66,187,754	68,772,051	73,687,289	75,975,770	77,846,710	18%
Diluted	68,593,761	69,695,315	73,687,289	75,975,770	77,846,710	13%
Quarterly dividend per share of Class A common stock(1)	$0.21	$0.24	$0.24	$0.24	$0.24	14%
Supplemental dividend per share of Class A common stock(2)	$0.15	$—	$—	$—	$0.40	167%
Accrued carried interest allocations	1,328,853	1,381,110	1,474,543	1,495,664	1,585,209	19%

Non-GAAP Results(3)
Fee revenues(4)	$178,514	$185,481	$191,832	$214,662	$212,740	19%
Adjusted revenues	221,165	208,788	243,905	295,861	237,467	7%
Fee-related earnings (“FRE”)	71,656	72,349	74,118	94,081	81,246	13%
FRE margin(5)	40%	39%	39%	44%	38%
Gross realized performance fees	42,651	23,307	52,073	81,199	24,727	(42)%
Performance fee-related earnings (“PRE”)	21,803	14,540	26,596	41,543	13,022	(40)%
Adjusted net income (“ANI”)	57,241	53,569	52,659	80,603	48,534	(15)%
Adjusted weighted-average shares	118,510,499	118,774,233	118,935,179	118,869,111	122,292,943	3%
ANI per share	$0.48	$0.45	$0.44	$0.68	$0.40	(17)%

Key Business Drivers/Operating Metrics (in billions)
Assets under management (“AUM”)(6)	$169.3	$176.1	$179.2	$189.4	$199.3	18%
Assets under advisement (“AUA”)(6)	531.4	505.9	518.7	519.7	524.2	(1)%
Fee-earning AUM (“FEAUM”)	100.4	104.4	114.2	121.4	127.2	27%
Undeployed fee-earning capital (“UFEC”)	27.6	29.7	21.7	24.6	28.7	4%
_______________________________
(1)Dividends paid, as reported in this table, relate to the preceding quarterly period in which they were earned.
(2)The supplemental cash dividend relates to earnings in respect of our full fiscal years 2024 and 2025, respectively.
(3)Fee revenues, adjusted revenues, FRE, FRE margin, gross realized performance fees, PRE, ANI, adjusted weighted-average shares and ANI per share are non-GAAP measures. See the definitions of these measures and reconciliations to the respective, most comparable GAAP measures under “Non-GAAP Financial Measures: Definitions and Reconciliations.”
(4)Excludes the impact of consolidating the Consolidated Funds. See reconciliation of GAAP measures to adjusted measures that follows.
(5)FRE margin is calculated by dividing FRE by fee revenues.
(6)AUM/AUA reflects final data for the prior period, adjusted for net new client account activity through the period presented. Does not include post-period investment valuation or cash activity. Net asset value (“NAV”) data for underlying investments is as of the prior period, as reported by underlying managers up to the business day occurring on or after 100 days, or 115 days at the fiscal year-end, following the prior period end. When NAV data is not available by the business day occurring on or after 100 days, or 115 days at the fiscal year-end, following the prior period end, such NAVs are adjusted for cash activity following the last available reported NAV.

StepStone Group Inc.
GAAP Condensed Consolidated Balance Sheets (Unaudited)
(in thousands, except share and per share amounts)

	As of
	June 30, 2025	March 31, 2025
Assets
Cash and cash equivalents	$191,469	$244,791
Restricted cash	524	502
Fees and accounts receivable	90,508	80,871
Due from affiliates	105,217	92,723
Investments:
Investments in funds	202,679	183,694
Accrued carried interest allocations	1,585,209	1,495,664
Legacy Greenspring investments in funds and accrued carried interest allocations(1)	663,580	629,228
Deferred income tax assets	403,321	382,886
Lease right-of-use assets, net	89,092	91,841
Other assets and receivables	68,209	62,869
Intangibles, net	253,665	263,872
Goodwill	580,542	580,542
Assets of Consolidated Funds:
Cash and cash equivalents	52,662	44,511
Investments, at fair value	493,506	415,011
Other assets	2,228	17,688
Total assets	$4,782,411	$4,586,693
Liabilities and stockholders’ equity
Accounts payable, accrued expenses and other liabilities	$84,035	$89,731
Accrued compensation and benefits	943,007	736,695
Accrued carried interest-related compensation	802,308	757,968
Legacy Greenspring accrued carried interest-related compensation(1)	529,248	495,739
Due to affiliates	341,813	331,821
Lease liabilities	112,484	113,519
Debt obligations	269,594	269,268
Liabilities of Consolidated Funds:
Other liabilities	2,510	17,580
Total liabilities	3,084,999	2,812,321
Redeemable non-controlling interests in Consolidated Funds	459,927	377,897
Redeemable non-controlling interests in subsidiaries	6,906	6,327
Stockholders’ equity:
Class A common stock, $0.001 par value, 650,000,000 authorized; 78,552,912 and 76,761,399 issued and outstanding as of June 30, 2025 and March 31, 2025, respectively	79	77
Class B common stock, $0.001 par value, 125,000,000 authorized; 39,504,186 and 39,656,954 issued and outstanding as of June 30, 2025 and March 31, 2025, respectively	40	40
Additional paid-in capital	484,859	421,057
Accumulated deficit	(331,990)	(242,546)
Accumulated other comprehensive income	944	728
Total StepStone Group Inc. stockholders’ equity	153,932	179,356
Non-controlling interests in subsidiaries	946,033	1,056,510
Non-controlling interests in legacy Greenspring entities(1)	134,332	133,489
Non-controlling interests in the Partnership	(3,718)	20,793
Total stockholders’ equity	1,230,579	1,390,148
Total liabilities and stockholders’ equity	$4,782,411	$4,586,693
(1)Reflects amounts attributable to consolidated VIEs for which the Company did not acquire any direct economic interests.

StepStone Group Inc.
GAAP Condensed Consolidated Statements of Income (Loss) (Unaudited)
(in thousands, except share and per share amounts)

	Three Months Ended June 30,
	2025	2024
Revenues
Management and advisory fees, net	$211,173	$178,015
Performance fees:
Incentive fees	190	841
Carried interest allocations:
Realized	24,404	41,804
Unrealized	88,883	(25,170)
Total carried interest allocations	113,287	16,634
Legacy Greenspring carried interest allocations(1)	39,637	(9,089)
Total performance fees	153,114	8,386
Total revenues	364,287	186,401
Expenses
Compensation and benefits:
Cash-based compensation	95,985	78,224
Equity-based compensation	188,718	19,179
Performance fee-related compensation:
Realized	11,705	20,848
Unrealized	44,357	(10,923)
Total performance fee-related compensation	56,062	9,925
Legacy Greenspring performance fee-related compensation(1)	39,637	(9,089)
Total compensation and benefits	380,402	98,239
General, administrative and other	42,914	41,011
Total expenses	423,316	139,250
Other income (expense)
Investment income	10,512	2,595
Legacy Greenspring investment income (loss)(1)	3,382	(1,255)
Investment income of Consolidated Funds	21,671	7,635
Interest income	2,496	2,057
Interest expense	(4,534)	(2,990)
Other income (loss)	5,152	(351)
Total other income	38,679	7,691
Income (loss) before income tax	(20,350)	54,842
Income tax expense (benefit)	(8,339)	6,797
Net income (loss)	(12,011)	48,045
Less: Net income attributable to non-controlling interests in subsidiaries	28,617	16,615
Less: Net income (loss) attributable to non-controlling interests in legacy Greenspring entities(1)	3,382	(1,255)
Less: Net income (loss) attributable to non-controlling interests in the Partnership	(27,122)	13,324
Less: Net income attributable to redeemable non-controlling interests in Consolidated Funds	20,957	5,671
Less: Net income attributable to redeemable non-controlling interests in subsidiaries	579	362
Net income (loss) attributable to StepStone Group Inc.	$(38,424)	$13,328
Net income (loss) per share of Class A common stock:
Basic	$(0.49)	$0.20
Diluted	$(0.49)	$0.20
Weighted-average shares of Class A common stock:
Basic	77,846,710	66,187,754
Diluted	77,846,710	68,593,761
(1)Reflects amounts attributable to consolidated VIEs for which the Company did not acquire any direct economic interests.

Non-GAAP Financial Measures: Definitions and Reconciliations
Fee Revenues
Fee revenues represents management and advisory fees, net, including amounts earned from the Consolidated Funds which are eliminated in consolidation. We believe fee revenues is useful to investors because it presents the net amount of management and advisory fee revenues attributable to us.
The table below presents the components of fee revenues.

	Three Months Ended
(in thousands)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025
Focused commingled funds(1)(2)	$104,798	$107,855	$105,718	$124,604	$120,036
Separately managed accounts	57,376	61,393	66,245	67,695	70,379
Advisory and other services	14,769	14,907	17,458	19,927	19,939
Fund reimbursement revenues(1)	1,571	1,326	2,411	2,436	2,386
Fee revenues	$178,514	$185,481	$191,832	$214,662	$212,740
_______________________________
(1)Reflects the add-back of management and advisory fee revenues for the Consolidated Funds, which have been eliminated in consolidation.
(2)Includes income-based incentive fees from certain funds:

	Three Months Ended
(in thousands)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025
Income-based incentive fees	$1,113	$1,347	$2,120	$3,377	$4,408
Adjusted Revenues
Adjusted revenues represents the components of revenues used in the determination of ANI and comprise fee revenues, adjusted incentive fees and realized carried interest allocations. We believe adjusted revenues is useful to investors because it presents a measure of realized revenues.
The table below shows a reconciliation of revenues to adjusted revenues.

	Three Months Ended
(in thousands)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025
Total revenues	$186,401	$271,677	$339,023	$377,729	$364,287
Unrealized carried interest allocations	25,170	(52,215)	(93,325)	(21,177)	(88,883)
Deferred incentive fees	6	2,445	—	(513)	—
Legacy Greenspring carried interest allocations	9,089	(13,917)	(8,207)	(61,306)	(39,637)
Management and advisory fee revenues for the Consolidated Funds(1)	499	723	992	1,261	1,567
Incentive fees for the Consolidated Funds(2)	—	75	5,422	(133)	133
Adjusted revenues	$221,165	$208,788	$243,905	$295,861	$237,467
_______________________________
(1)Reflects the add-back of management and advisory fee revenues for the Consolidated Funds, which have been eliminated in consolidation.
(2)Reflects the add-back of incentive fees for the Consolidated Funds, which have been eliminated in consolidation.

Adjusted Net Income
Adjusted net income, or “ANI,” is a non-GAAP performance measure that we present before the consolidation of StepStone Funds on a pre-tax and after-tax basis used to evaluate profitability. ANI represents the after-tax net realized income attributable to us. ANI does not reflect legacy Greenspring carried interest allocation revenues, legacy Greenspring carried interest-related compensation and legacy Greenspring investment income (loss) as none of the economics are attributable to us. The components of revenues used in the determination of ANI (“adjusted revenues”) comprise fee revenues, adjusted incentive fees and realized carried interest allocations. In addition, ANI excludes: (a) unrealized carried interest allocation revenues and related compensation, (b) unrealized investment income (loss), (c) equity-based compensation for awards granted prior to and in connection with our IPO, profits interests issued by our non-wholly owned subsidiaries, and unrealized mark-to-market changes in the fair value of the profits interests issued in the private wealth subsidiary, (d) amortization of intangibles, (e) net income (loss) attributable to non-controlling interests in our subsidiaries and realized gains attributable to the profits interests issued in the private wealth subsidiary, (f) charges associated with acquisitions and corporate transactions, and (g) certain other items that we believe are not indicative of our core operating performance (as listed in the table below). ANI is fully taxed at our blended statutory rate. We believe ANI and adjusted revenues are useful to investors because they enable investors to evaluate the performance of our business across reporting periods.
Fee-Related Earnings
Fee-related earnings, or “FRE,” is a non-GAAP performance measure used to monitor our baseline earnings from recurring management and advisory fees. FRE is a component of ANI and comprises fee revenues less adjusted expenses which are operating expenses other than (a) performance fee-related compensation, (b) equity-based compensation for awards granted prior to and in connection with our IPO, profits interests issued by our non-wholly owned subsidiaries, and unrealized mark-to-market changes in the fair value of the profits interests issued in the private wealth subsidiary, (c) amortization of intangibles, (d) charges associated with acquisitions and corporate transactions, and (e) certain other items that we believe are not indicative of our core operating performance (as listed in the table below). FRE is presented before income taxes. We believe FRE is useful to investors because it provides additional insight into the operating profitability of our business and our ability to cover direct base compensation and operating expenses from total fee revenue.
The table below shows a reconciliation of GAAP measures to additional non-GAAP measures. We use the non-GAAP measures presented below as components when calculating FRE and ANI (as defined below). We believe these additional non-GAAP measures are useful to investors in evaluating both the baseline earnings from recurring management and advisory fees, which provide additional insight into the operating profitability of our business, and the after-tax net realized income attributable to us, allowing investors to evaluate the performance of our business. These additional non-GAAP measures remove the impact of Consolidated Funds that we are required to consolidate under GAAP, and certain other items that we believe are not indicative of our core operating performance.

	Three Months Ended
(in thousands)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025
GAAP management and advisory fees, net	$178,015	$184,758	$190,840	$213,401	$211,173
Management and advisory fee revenues for the Consolidated Funds(1)	499	723	992	1,261	1,567
Fee revenues	$178,514	$185,481	$191,832	$214,662	$212,740

GAAP incentive fees	$841	$3,155	$22,369	$5,910	$190
Adjustments(2)	6	2,520	5,422	(646)	133
Adjusted incentive fees	$847	$5,675	$27,791	$5,264	$323

GAAP cash-based compensation	$78,224	$82,871	$85,203	$85,510	$95,985
Adjustments(3)	(428)	(285)	339	—	(17)
Adjusted cash-based compensation	$77,796	$82,586	$85,542	$85,510	$95,968

GAAP equity-based compensation	$19,179	$37,332	$486,418	$126,197	$188,718
Adjustments(4)	(16,785)	(34,947)	(483,958)	(123,263)	(184,509)
Adjusted equity-based compensation	$2,394	$2,385	$2,460	$2,934	$4,209

GAAP general, administrative and other	$41,011	$50,061	$43,130	$43,152	$42,914
Adjustments(5)	(14,343)	(21,900)	(13,418)	(11,015)	(11,597)
Adjusted general, administrative and other	$26,668	$28,161	$29,712	$32,137	$31,317

GAAP interest income	$2,057	$3,016	$2,559	$3,218	$2,496
Interest income earned by the Consolidated Funds(6)	(907)	(1,363)	(887)	(1,600)	(998)
Adjusted interest income	$1,150	$1,653	$1,672	$1,618	$1,498

GAAP other income (loss)	$(351)	$1,177	$(2,452)	$(31,024)	$5,152
Adjustments(7)	(72)	(1,082)	1,883	30,606	(4,159)
Adjusted other income (loss)	$(423)	$95	$(569)	$(418)	$993
______________________________
(1)Reflects the add-back of management and advisory fee revenues for the Consolidated Funds, which have been eliminated in consolidation.
(2)Reflects the add-back of incentive fee revenues for the Consolidated Funds, which have been eliminated in consolidation, and deferred incentive fees that are not included in GAAP revenues.
(3)Reflects the removal of compensation paid to certain employees as part of an acquisition earn-out and unrealized amounts associated with cash-based incentive awards tracked to the performance of a designated investment fund.
(4)Reflects the removal of equity-based compensation for awards granted prior to and in connection with the IPO, profits interests issued by our non-wholly owned subsidiaries, and unrealized mark-to-market changes in the fair value of the profits interests issued in the private wealth subsidiary.
(5)Reflects the removal of amortization of intangibles, transaction-related costs, unrealized mark-to-market changes in fair value for contingent consideration obligation and other non-core operating income and expenses.
(6)Reflects the removal of interest income earned by the Consolidated Funds.
(7)Reflects the removal of amounts for Tax Receivable Agreements adjustments recognized as other income (loss), loss associated with payment made in connection with a secondary transaction executed by one of our private wealth funds and the impact of consolidation of the Consolidated Funds.

The table below shows a reconciliation of income (loss) before income tax to ANI and FRE.

	Three Months Ended
(in thousands)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025
Income (loss) before income tax	$54,842	$57,888	$(344,715)	$9,950	$(20,350)
Net income attributable to non-controlling interests in subsidiaries(1)	(18,951)	(17,812)	(32,765)	(33,369)	(30,725)
Net (income) loss attributable to non-controlling interests in legacy Greenspring entities	1,255	4,031	(1,167)	(2,934)	(3,382)
Unrealized carried interest allocations	25,170	(52,215)	(93,325)	(21,177)	(88,883)
Unrealized performance fee-related compensation	(10,923)	27,748	49,670	27,777	44,357
Unrealized investment (income) loss	(1,180)	(430)	656	(6,007)	(9,572)
Impact of Consolidated Funds	(7,731)	(9,267)	(6,892)	(35,723)	(24,407)
Deferred incentive fees	6	2,445	—	(513)	—
Equity-based compensation(2)	16,785	34,947	483,958	123,263	184,509
Amortization of intangibles	10,250	10,250	10,250	10,250	10,207
Tax Receivable Agreements adjustments through earnings	—	—	—	(348)	—
Non-core items(3)	4,137	11,349	2,094	32,474	686
Pre-tax ANI	73,660	68,934	67,764	103,643	62,440
Income taxes(4)	(16,419)	(15,365)	(15,105)	(23,040)	(13,906)
ANI	57,241	53,569	52,659	80,603	48,534
Income taxes(4)	16,419	15,365	15,105	23,040	13,906
Realized carried interest allocations	(41,804)	(17,632)	(24,282)	(75,935)	(24,404)
Realized performance fee-related compensation	20,848	8,767	25,477	39,656	11,705
Realized investment income	(1,415)	(1,621)	(1,720)	(3,379)	(940)
Adjusted incentive fees(5)	(847)	(5,675)	(27,791)	(5,264)	(323)
Adjusted interest income(6)	(1,150)	(1,653)	(1,672)	(1,618)	(1,498)
Interest expense	2,990	3,512	3,008	3,191	4,534
Adjusted other (income) loss(7)	423	(95)	569	418	(993)
Net income attributable to non-controlling interests in subsidiaries(1)	18,951	17,812	32,765	33,369	30,725
FRE	$71,656	$72,349	$74,118	$94,081	$81,246
_______________________________
(1)Reflects the portion of pre-tax ANI attributable to non-controlling interests in our subsidiaries and realized gains attributable to the profits interests issued in the private wealth subsidiary:

	Three Months Ended
(in thousands)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025
FRE attributable to non-controlling interests in subsidiaries and profits interests	$13,308	$14,969	$21,063	$30,451	$26,672
Performance related earnings / other income (loss) attributable to non-controlling interests in subsidiaries and profits interests	5,643	2,843	11,702	2,918	4,053
Net income attributable to non-controlling interests in subsidiaries and profits interests	$18,951	$17,812	$32,765	$33,369	$30,725
The contribution to pre-tax ANI attributable to non-controlling interests in subsidiaries and profits interests and performance related earnings / other income (loss) attributable to non-controlling interests in subsidiaries and profits interests presented above specifically related to the profits interests issued in the private wealth subsidiary is presented below.

	Three Months Ended
(in thousands)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025
FRE attributable to profits interests issued in the private wealth subsidiary	$574	$2,051	$2,956	$6,399	$8,469
Performance related earnings / other income (loss) attributable to profits interests issued in the private wealth subsidiary	51	206	11,137	(224)	(14)
Net income attributable to profits interests issued in the private wealth subsidiary	$625	$2,257	$14,093	$6,175	$8,455
The contribution to pre-tax ANI attributable to non-controlling interests in subsidiaries and performance related earnings / other income (loss) attributable to non-controlling interests in subsidiaries presented above specifically not attributable to the profits interests issued in the private wealth subsidiary is presented below.

	Three Months Ended
(in thousands)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025
FRE attributable to non-controlling interests in subsidiaries	$12,734	$12,918	$18,107	$24,052	$18,203
Performance related earnings / other income (loss) attributable to non-controlling interests in subsidiaries	5,592	2,637	565	3,142	4,067
Net income attributable to non-controlling interests in subsidiaries	$18,326	$15,555	$18,672	$27,194	$22,270
(2)Reflects equity-based compensation for awards granted prior to and in connection with the IPO, profits interests issued by our non-wholly owned subsidiaries, and unrealized mark-to-market changes in the fair value of the profits interests issued in the private wealth subsidiary.
(3)Includes (income) expense related to the following non-core operating income and expenses:

	Three Months Ended
(in thousands)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025
Transaction costs	$672	$140	$12	$179	$605
(Gain) loss on change in fair value for contingent consideration obligation	2,953	10,888	2,476	(205)	64
Compensation paid to certain employees as part of an acquisition earn-out	482	321	(394)	—	—
Unrealized amounts associated with cash-based incentive awards tracked to investment funds	—	—	—	—	17
Loss on payment made in connection with private wealth fund secondary transaction	—	—	—	32,500	—
Other non-core items	30	—	—	—	—
Total non-core operating income and expenses	$4,137	$11,349	$2,094	$32,474	$686
(4)Represents corporate income taxes at a blended statutory rate applied to pre-tax ANI:

	Three Months Ended
	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025
Federal statutory rate	21.0%	21.0%	21.0%	21.0%	21.0%
Combined state, local and foreign rate	1.3%	1.3%	1.3%	1.2%	1.3%
Blended statutory rate	22.3%	22.3%	22.3%	22.2%	22.3%
(5)Reflects the add-back of incentive fee revenues for the Consolidated Funds, which have been eliminated in consolidation, and deferred incentive fees that are not included in GAAP revenues.
(6)Reflects the removal of interest income earned by the Consolidated Funds.
(7)Reflects the removal of Tax Receivable Agreements adjustments recognized as other income (loss) ($0.3 million for the three months ended March 31, 2025), loss associated with payment made in connection with a secondary transaction executed by one of our private wealth funds ($32.5 million for the three months ended March 31, 2025), and the impact of consolidation of the Consolidated Funds.

Fee-Related Earnings Margin
FRE margin is a non-GAAP performance measure which is calculated by dividing FRE by fee revenues. We believe FRE margin is an important measure of profitability on revenues that are largely recurring by nature. We believe FRE margin is useful to investors because it enables them to better evaluate the operating profitability of our business across periods.
The table below shows a reconciliation of FRE to FRE margin.

	Three Months Ended
(in thousands)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025
FRE	$71,656	$72,349	$74,118	$94,081	$81,246
Fee revenues	178,514	185,481	191,832	214,662	212,740
FRE margin	40%	39%	39%	44%	38%
Gross Realized Performance Fees
Gross realized performance fees represents realized carried interest allocations and adjusted incentive fees. We believe gross realized performance fees is useful to investors because it presents the total performance fees realized by us.
Performance Fee-Related Earnings
Performance fee-related earnings, or “PRE,” represents gross realized performance fees less realized performance fee-related compensation. We believe PRE is useful to investors because it presents the performance fees attributable to us, net of amounts paid to employees as performance fee-related compensation.
The table below shows a reconciliation of total performance fees to gross realized performance fees and PRE.

	Three Months Ended
(in thousands)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025
Incentive fees	$841	$3,155	$22,369	$5,910	$190
Realized carried interest allocations	41,804	17,632	24,282	75,935	24,404
Unrealized carried interest allocations	(25,170)	52,215	93,325	21,177	88,883
Legacy Greenspring carried interest allocations	(9,089)	13,917	8,207	61,306	39,637
Total performance fees	8,386	86,919	148,183	164,328	153,114
Unrealized carried interest allocations	25,170	(52,215)	(93,325)	(21,177)	(88,883)
Legacy Greenspring carried interest allocations	9,089	(13,917)	(8,207)	(61,306)	(39,637)
Incentive fee revenues for the Consolidated Funds(1)	—	75	5,422	(133)	133
Deferred incentive fees	6	2,445	—	(513)	—
Gross realized performance fees	42,651	23,307	52,073	81,199	24,727
Realized performance fee-related compensation	(20,848)	(8,767)	(25,477)	(39,656)	(11,705)
PRE	$21,803	$14,540	$26,596	$41,543	$13,022
______________________________
(1)Reflects the add-back of incentive fee revenues for the Consolidated Funds, which have been eliminated in consolidation.

Adjusted Weighted-Average Shares and Adjusted Net Income Per Share
ANI per share measures our per-share earnings assuming all Class B units, Class C units and Class D units in the Partnership were exchanged for Class A common stock in SSG, including the dilutive impact of outstanding equity-based awards. ANI per share is calculated as ANI divided by adjusted weighted-average shares outstanding. We believe adjusted weighted-average shares and ANI per share are useful to investors because they enable investors to better evaluate per-share operating performance across reporting periods.
The following table shows a reconciliation of diluted weighted-average shares of Class A common stock outstanding to adjusted weighted-average shares outstanding used in the computation of ANI per share.

	Three Months Ended
	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025
ANI	$57,241	$53,569	$52,659	$80,603	$48,534

Weighted-average shares of Class A common stock outstanding – Basic	66,187,754	68,772,051	73,687,289	75,975,770	77,846,710
Assumed vesting of RSUs	673,854	921,166	491,014	270,492	347,813
Assumed vesting and exchange of Class B2 units(1)	1,732,153	—	—	—	—
Assumed purchase under ESPP	—	2,098	—	—	—
Exchange of Class B units in the Partnership(2)	45,827,707	45,212,921	41,729,937	40,122,028	39,608,270
Exchange of Class C units in the Partnership(2)	1,849,846	1,626,812	1,016,737	965,761	960,025
Exchange of Class D units in the Partnership(2)	2,239,185	2,239,185	2,010,202	1,535,060	3,530,125
Adjusted weighted-average shares	118,510,499	118,774,233	118,935,179	118,869,111	122,292,943

ANI per share	$0.48	$0.45	$0.44	$0.68	$0.40
_______________________________
(1)The Class B2 units fully vested in June 2024.
(2)Assumes the full exchange of Class B units, Class C units or Class D units in the Partnership for Class A common stock of SSG pursuant to the Class B Exchange Agreement, Class C Exchange Agreement or Class D Exchange Agreement, respectively.

Key Operating Metrics
We monitor certain operating metrics that are either common to the asset management industry or that we believe provide important data regarding our business. Refer to the Glossary below for a definition of each of these metrics.
Fee-Earning AUM

	Three Months Ended					Percentage Change
(in millions)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	vs. FQ1'25
Separately Managed Accounts
Beginning balance	$58,897	$60,272	$62,121	$69,974	$73,174	24%
Contributions(1)	2,085	1,723	9,033	3,874	3,013	45%
Distributions(2)	(830)	(535)	(1,000)	(1,225)	(1,010)	22%
Market value, FX and other(3)	120	661	(180)	551	1,531	na
Ending balance	$60,272	$62,121	$69,974	$73,174	$76,708	27%

Focused Commingled Funds
Beginning balance	$34,961	$40,084	$42,294	$44,192	$48,216	38%
Contributions(1)	5,653	2,122	2,520	3,403	2,022	(64)%
Distributions(2)	(661)	(282)	(682)	(313)	(392)	(41)%
Market value, FX and other(3)	131	370	60	934	665	408%
Ending balance	$40,084	$42,294	$44,192	$48,216	$50,511	26%

Total
Beginning balance	$93,858	$100,356	$104,415	$114,166	$121,390	29%
Contributions(1)	7,738	3,845	11,553	7,277	5,035	(35)%
Distributions(2)	(1,491)	(817)	(1,682)	(1,538)	(1,402)	(6)%
Market value, FX and other(3)	251	1,031	(120)	1,485	2,196	775%
Ending balance	$100,356	$104,415	$114,166	$121,390	$127,219	27%
_______________________________
(1)Contributions consist of new capital commitments that earn fees on committed capital and capital contributions to funds and accounts that earn fees on net invested capital or NAV.
(2)Distributions consist of returns of capital from funds and accounts that pay fees on net invested capital or NAV and reductions in fee-earning AUM from funds that moved from a committed capital to net invested capital fee basis or from funds and accounts that no longer pay fees.
(3)Market value, FX and other primarily consist of changes in market value appreciation (depreciation) for funds that pay on NAV and the effect of foreign exchange rate changes on non-U.S. dollar denominated commitments. The three months ended March 31, 2025 include a $0.6 billion secondary transaction within focused commingled funds.

Asset Class Summary

	Three Months Ended					Percentage Change
(in millions)	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	vs. FQ1'25
FEAUM
Private equity	$54,855	$57,136	$62,811	$65,007	$66,428	21%
Infrastructure	20,377	20,986	23,411	23,830	26,090	28%
Private debt	16,161	16,975	17,882	19,517	21,435	33%
Real estate	8,963	9,318	10,062	13,036	13,266	48%
Total	$100,356	$104,415	$114,166	$121,390	$127,219	27%

Separately managed accounts	$60,272	$62,121	$69,974	$73,174	$76,708	27%
Focused commingled funds	40,084	42,294	44,192	48,216	50,511	26%
Total	$100,356	$104,415	$114,166	$121,390	$127,219	27%

AUM(1)
Private equity	$89,329	$91,891	$93,404	$95,937	$100,540	13%
Infrastructure	32,756	35,392	36,156	37,026	40,087	22%
Private debt	30,336	31,854	31,987	37,133	39,242	29%
Real estate	16,912	16,996	17,665	19,284	19,445	15%
Total	$169,333	$176,133	$179,212	$189,380	$199,314	18%

Separately managed accounts	$103,003	$107,252	$109,305	$114,806	$120,649	17%
Focused commingled funds	51,682	53,870	55,142	59,410	62,672	21%
Advisory AUM	14,648	15,011	14,765	15,164	15,993	9%
Total	$169,333	$176,133	$179,212	$189,380	$199,314	18%

AUA
Private equity	$279,909	$255,125	$263,420	$262,884	$262,472	(6)%
Infrastructure	62,599	62,891	67,100	69,027	71,126	14%
Private debt	22,280	19,328	19,325	19,726	20,874	(6)%
Real estate	166,659	168,519	168,807	168,047	169,679	2%
Total	$531,447	$505,863	$518,652	$519,684	$524,151	(1)%

Total capital responsibility(2)	$700,780	$681,996	$697,864	$709,064	$723,465	3%
_____________________________
Note: Amounts may not sum to total due to rounding. AUM/AUA reflects final data for the prior period, adjusted for net new client account activity through the period presented, and does not include post-period investment valuation or cash activity. Net asset value (“NAV”) data for underlying investments is as of the prior period, as reported by underlying managers up to the business day occurring on or after 100 days, or 115 days at the fiscal year-end, following the prior period end. When NAV data is not available by the business day occurring on or after 100 days, or 115 days at the fiscal year-end, following the prior period end, such NAVs are adjusted for cash activity following the last available reported NAV.
(1)Allocation of AUM by asset class is presented by underlying investment asset classification.
(2)Total capital responsibility equals assets under management (AUM) plus assets under advisement (AUA).

Contacts
Shareholder Relations:
Seth Weiss
shareholders@stepstonegroup.com
1-212-351-6106
Media:
Brian Ruby / Chris Gillick / Matt Lettiero, ICR
StepStonePR@icrinc.com
1-203-682-8268

Glossary
Assets under advisement, or “AUA,” consists of client assets for which we do not have full discretion to make investment decisions but play a role in advising the client or monitoring their investments. We generally earn revenue for advisory-related services on a contractual fixed fee basis. Advisory-related services include asset allocation, strategic planning, development of investment policies and guidelines, screening and recommending investments, legal negotiations, monitoring and reporting on investments, and investment manager review and due diligence. Advisory fees vary by client based on the scope of services, investment activity and other factors. Most of our advisory fees are fixed, and therefore, increases or decreases in AUA do not necessarily lead to proportionate changes in revenue. We believe AUA is a useful metric for assessing the relative size of our advisory business.
Our AUA is calculated as the sum of (i) the NAV of client portfolio assets for which we do not have full discretion and (ii) the unfunded commitments of clients to the underlying investments. Our AUA reflects the investment valuations in respect of the underlying investments of our client accounts on a three-month lag, adjusted for new client account activity through the period end. Our AUA does not include post-period investment valuation or cash activity. AUA as of June 30, 2025 reflects final data for the prior period (March 31, 2025), adjusted for net new client account activity through June 30, 2025. NAV data for underlying investments is as of March 31, 2025, as reported by underlying managers up to the business day occurring on or after 100 days following March 31, 2025. When NAV data is not available by the business day occurring on or after 100 days following March 31, 2025, such NAVs are adjusted for cash activity following the last available reported NAV.
Assets under management, or “AUM,” primarily reflects the assets associated with our separately managed accounts (“SMAs”) and focused commingled funds. We classify assets as AUM if we have full discretion over the investment decisions in an account or have responsibility or custody of assets. Although management fees are based on a variety of factors and are not linearly correlated with AUM, we believe AUM is a useful metric for assessing the relative size and scope of our asset management business.
Our AUM is calculated as the sum of (i) the net asset value (“NAV”) of client portfolio assets, including the StepStone Funds and (ii) the unfunded commitments of clients to the underlying investments and the StepStone Funds. Our AUM reflects the investment valuations in respect of the underlying investments of our funds and accounts on a three-month lag, adjusted for new client account activity through the period end. Our AUM does not include post-period investment valuation or cash activity. AUM as of June 30, 2025 reflects final data for the prior period (March 31, 2025), adjusted for net new client account activity through June 30, 2025. NAV data for underlying investments is as of March 31, 2025, as reported by underlying managers up to the business day occurring on or after 100 days following March 31, 2025. When NAV data is not available by the business day occurring on or after 100 days following March 31, 2025, such NAVs are adjusted for cash activity following the last available reported NAV.
Consolidated Funds refer to the StepStone Funds that we are required to consolidate as of the applicable reporting period. We consolidate funds and other entities in which we hold a controlling financial interest.
Consolidated VIEs refer to the variable interest entities that we are required to consolidate as of the applicable reporting period. We consolidate VIEs in which we hold a controlling financial interest.

Fee-earning AUM, or “FEAUM,” reflects the assets from which we earn management fee revenue (i.e., fee basis) and includes assets in our SMAs, focused commingled funds and assets held directly by our clients for which we have fiduciary oversight and are paid fees as the manager of the assets. Our SMAs and focused commingled funds typically pay management fees based on capital commitments, net invested capital and, in certain cases, NAV, depending on the fee terms. Management fees are only marginally affected by market appreciation or depreciation because substantially all of the StepStone Funds pay management fees based on capital commitments or net invested capital. As a result, management fees and FEAUM are not materially affected by changes in market value. We believe FEAUM is a useful metric in order to assess assets forming the basis of our management fee revenue.
Legacy Greenspring entities refers to certain entities for which the Company, indirectly through its subsidiaries, became the sole and/or managing member in connection with the Greenspring acquisition.
SSG refers solely to StepStone Group Inc., a Delaware corporation, and not to any of its subsidiaries.
StepStone Funds refer to SMAs and focused commingled funds of the Company, including acquired Greenspring funds, for which the Partnership or one of its subsidiaries acts as both investment adviser and general partner or managing member.
The Partnership refers solely to StepStone Group LP, a Delaware limited partnership, and not to any of its subsidiaries.
Total capital responsibility equals AUM plus AUA. AUM includes any accounts for which StepStone Group has full discretion over the investment decisions, has responsibility to arrange or effectuate transactions, or has custody of assets. AUA refers to accounts for which StepStone Group provides advice or consultation but for which the firm does not have discretionary authority, responsibility to arrange or effectuate transactions, or custody of assets.
Undeployed fee-earning capital represents the amount of capital commitments to StepStone Funds that has not yet been invested or considered active but will generate management fee revenue once invested or activated. We believe undeployed fee-earning capital is a useful metric for measuring the amount of capital that we can put to work in the future and thus earn management fee revenue thereon.